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                                                                   Exhibit 10.48

[CAYMAN CHEMICAL LOGO]                      LEASE EXTENSION - Third Renewal Term


      THIS LEASE EXTENSION is entered into this _21__ day of September, 2002, between MAXEY, LLC, a Michigan limited liability company, whose address is 1180 East Ellsworth, Ann Arbor, Michigan 48108 ("Landlord"), and ESPERION THERAPEUTICS, INC., a Delaware corporation, whose address is 3621 South State Street, 695 KMS Place, Ann Arbor, Michigan 48108 ("Tenant").

                             W I T N E S S E T H:

      WHEREAS, the parties hereto have entered into a certain lease dated January 4, 1999 for the vivarium annex to the building owned by Landlord at 1180 East Ellsworth Road, Pittsfield Township, Washtenaw County, Michigan, containing approximately 5,150 square feet of space (the "Lease").

      NOW, THEREFORE, in consideration of the terms, conditions and covenants hereinafter set forth to be paid, kept and performed by Landlord and Tenant, the parties hereto agree as follows:

      Pursuant to Section 2, it is mutually agreed that the lease is hereby extended for an additional one (1) year period (the second "Renewal Term"). Tenant will pay to the Landlord rent at the rate of Sixteen thousand, two hundred and fifty ($16,250.00) dollars commencing on January 1, 2003 and continuing on the first day of each and every month thereafter for the next succeeding twelve (12) months.

      All other terms and conditions of the Lease remain in full force and effect.

LANDLORD * * *                                  TENANT * * *

MAXEY, LLC                                      ESPERION THERAPEUTICS, INC.



By: /s/ Kirk M. Maxey, M.D.                     By: /s/ Roger S. Newton
   ---------------------------------                ----------------------------
       Kirk M. Maxey, M.D.                            Roger S. Newton, Ph.D.
       Its President                                  Its President


Date:  10-22-02                                 Date:   10-23-02
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